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Exhibit 99.2

Selected Unaudited Financial Data of UPCD for the years ended December 31, 2003 and 2002 and the six months ended June 30, 2004

        Operating Cash Flow is the primary measure used by the chief operating decision makers of UnitedGlobalCom ("UGC") and its subsidiaries to evaluate segment-operating performance and to decide how to allocate resources to segments. As we use the term, Operating Cash Flow is defined as revenue less operating, selling, general and administrative expenses (excluding depreciation and amortization, impairment of long-lived assets, restructuring charges and other and stock-based compensation). We believe Operating Cash Flow is meaningful because it provides investors a means to evaluate the operating performance of our segments and our company on an ongoing basis using criteria that is used by our internal decision makers. Our internal decision makers believe Operating Cash Flow is a meaningful measure and is superior to other available GAAP measures because it represents a transparent view of our recurring operating performance and allows management to readily view operating trends, perform analytical comparisons and benchmarking between segments in the different countries in which we operate and identify strategies to improve operating performance. For example, our internal decision makers believe that the inclusion of impairment and restructuring charges within Operating Cash Flow distorts their ability to efficiently assess and view the core operating trends in our segments. In addition, our internal decision makers believe our measure of Operating Cash Flow is important because analysts and investors use it to compare our performance to other companies in our industry. We reconcile the total of the Operating Cash Flow of UPCD and UGC's other reporting segments to UGC's consolidated net income as presented in its condensed consolidated statements of operations for the six months ended June 30, 2004 as contained in UGC's quarterly report on Form 10-Q, because we believe consolidated net income is the most directly comparable financial measure to total segment operating performance. Investors should view Operating Cash Flow as a supplement to, and not a substitute for, operating income, net income, cash flow from operating activities and other GAAP measures of income as a measure of operating performance.

		Year Ended December 31,
Revenue	Six Months Ended June 30, 2004
		2003	2002
	(In thousands of Euros)	(In thousands of Euros)
UPC Broadband
The Netherlands	€277,685	€522,977	€485,589
Austria	121,606	229,742	209,649
France	50,709	100,623	97,786
Norway	44,024	84,143	80,850
Sweden	35,156	66,281	55,599
Belgium	14,702	27,893	26,071

Total Western Europe	543,882	1,031,659	955,544

Hungary	83,484	146,105	131,219
Poland	39,309	75,376	80,490
Czech Republic	31,600	55,941	46,901
Slovak Republic	12,924	22,489	19,942
Romania and other	9,717	17,829	17,051

Total Central and Eastern Europe	177,034	317,740	295,603

Germany	—	—	29,692
Corporate and other	9,812	28,755	37,171

Total UPC Broadband	730,728	1,378,154	1,318,010
Poland	(39,309)	(75,376)	(80,490)
Germany	—	—	(29,692)
Corporate and other	131	31	(2,563)

Total UPCD	691,550	1,302,809	1,205,265
Other Europe	79,860	157,705	190,791

Total UGC Europe	€771,410	€1,460,514	€1,396,056

		Year Ended December 31,
Operating Cash Flow	Six Months Ended June 30, 2004
		2003	2002
	(In thousands of Euros)	(In thousands of Euros)
UPC Broadband
The Netherlands	€141,252	€235,184	€125,202
Austria	47,438	86,543	67,845
France	4,529	12,258	(10,960)
Norway	14,376	24,580	17,873
Sweden	13,976	28,027	16,687
Belgium	6,577	10,837	8,751

Total Western Europe	228,148	397,429	225,398

Hungary	34,502	55,792	43,529
Poland	14,175	21,914	16,571
Czech Republic	13,316	21,713	9,696
Slovak Republic	5,798	9,350	5,183
Romania and other	5,009	6,984	6,903

Total Central and Eastern Europe	72,800	115,753	81,882

Germany	—	—	13,180
Corporate and other	(28,329)	(40,588)	(26,994)

Total UPC Broadband	272,619	472,594	293,466
Poland	(14,175)	(21,914)	(16,571)
Germany	—	—	(13,180)
Corporate and other	13,323	28,930	28,176

Total UPCD	271,767	479,610	291,891
Other Europe	18,352	25,012	(7,893)

Total UPCD	€290,119	€504,622	€283,998

		Year Ended December 31,
Revenue	Six Months Ended June 30, 2004
		2003	2002
	(In thousands of USD)	(In thousands of USD)
UPC Broadband
The Netherlands	$340,952	$592,223	$459,044
Austria	149,298	260,162	198,189
France	62,259	113,946	92,441
Norway	53,994	95,284	76,430
Sweden	43,174	75,057	52,560
Belgium	18,048	31,586	24,646

Total Western Europe	667,725	1,168,258	903,310

Hungary	102,472	165,450	124,046
Poland	48,223	85,356	76,090
Czech Republic	38,794	63,348	44,337
Slovak Republic	15,870	25,467	18,852
Romania and other	11,933	20,189	16,119

Total Central and Eastern Europe	217,292	359,810	279,444

Germany	—	—	28,069
Corporate and other	12,054	32,563	35,139

Total UPC Broadband	897,071	1,560,631	1,245,962
Poland	(48,223)	(85,356)	(76,090)
Germany	—	—	(28,069)
Corporate and other	161	35	(2,403)

Total UPCD	849,009	1,475,310	1,139,400
Other Europe	98,043	178,587	180,341

Total UGC Europe	947,052	1,653,897	1,319,741

Other UGC	145,362	237,633	195,280

UGC total segment Revenue	$1,092,414	$1,891,530	$1,515,021

		Year Ended December 31,
Operating Cash Flow	Six Months Ended June 30, 2004
		2003	2002
	(In thousands of USD)	(In thousands of USD)
UPC Broadband
The Netherlands	$173,501	$267,075	$119,329
Austria	58,268	98,278	64,662
France	5,563	13,920	(10,446)
Norway	17,658	27,913	17,035
Sweden	17,167	31,827	15,904
Belgium	8,079	12,306	8,340

Total Western Europe	280,236	451,319	214,824

Hungary	42,379	63,357	41,487
Poland	17,411	24,886	15,794
Czech Republic	16,356	24,657	9,241
Slovak Republic	7,122	10,618	4,940
Romania and other	6,153	7,931	6,579

Total Central and Eastern Europe	89,421	131,449	78,041

Germany	—	—	12,562
Corporate and other	(34,798)	(46,091)	(25,727)

Total UPC Broadband	334,859	536,677	279,700
Poland	(17,411)	(24,886)	(15,794)
Germany	—	—	(12,562)
Corporate and other	16,365	32,853	26,854

Total UPCD	333,813	544,644	278,198
Other Europe	22,542	28,404	(7,532)

Total UGC Europe	356,355	573,048	270,666

Other UGC	42,457	55,834	25,708

UGC total segment Operating Cash Flow	398,812	628,882	296,374
Depreciation and amortization	(432,112)	(808,663)	(730,001)
Impairment of long-lived assets	(16,623)	(402,239)	(436,153)
Restructuring charges and other	(8,925)	(35,970)	(1,274)
Stock-based compensation	(51,716)	(38,024)	(28,228)

Operating income (loss)	(110,564)	(656,014)	(899,282)
Interest expense, net	(134,190)	(314,078)	(641,786)
Foreign currency exchange gain (loss), net	(28,832)	121,612	739,794
Gain on extinguishment of debt	35,787	2,183,997	2,208,782
Gain (loss) on sale of investments in affiliates, net	—	279,442	117,262
Other expense, net	2,454	(14,884)	(120,832)

Income (loss) before income taxes and other items	(235,345)	1,600,075	1,403,938
Other, net	(9,191)	395,293	(415,670)

Income (loss) before cumulative effect of change in accounting principle	(244,536)	1,995,368	988,268
Cumulative effect of change in accounting principle	—	—	(1,344,722)

Net income (loss)	$(244,536)	$1,995,368	$(356,454)

        On March 31 2003, the shares and shareholder loans of certain wholly owned subsidiaries of United Pan-Europe Communications N.V. were transferred to the Borrower Group (as such term is defined in UPCD's €1.072 billion Senior Secured Credit Facility Agreement, referred to herein as "UPCD"). The transferred entities include UPC Holding Services B.V., UPC Services B.V., UPC Services Ltd., and UPC Operations B.V. (collectively, the "Transferred Entities"). UPC Holding Services B.V., UPC Services B.V.

and UPC Services Ltd. do not own material assets but they include the corporate personnel. UPC Operations B.V. owns the Derby and DaVinci assets. Derby is the result of a significant project of upgrading and integrating our information technology systems, creating a Pan-European infrastructure to support the delivery of our services. Various models such as billing and collection, customer care, activation and provisioning, capacity management, and reporting were lined to a Pan-European data center based in the Netherlands. DaVinci assets consist mainly of a digital platform, which was rolled out in the Netherlands in 2000. The assets relate to hardware and software that is part of the physical Netherlands network and is not fulfilling a Pan-European DTV function. The assets and liabilities of the Transferred Entities have been transferred to UPCD at their respective carrying amounts. The historical financial statements of UPCD have been retroactively restated to reflect the financial position and results of operations as if the Transferred Entities had always been a part of UPCD. Accordingly, the segment information for UPCD in the above tables includes the results of the Transferred Entities from January 1, 2002.

        The revenue and Operating Cash Flow of UPCD for the periods ended June 30, 2004 and December 31, 2003 and 2002 exclude UPC Poland and Noos, which were transferred into UPCD in July 2004. The Operating Cash Flow of UPCD for the six months ended June 30, 2004 excludes corporate costs, which primarily relates to costs on a programming agreement. The Operating Cash Flow of UPCD for the years ended December 31, 2003 and 2002 excludes corporate costs, which primarily relates to restructuring costs, programming costs and other corporate overhead. The revenue and Operating Cash Flow for the year ended December 31, 2002 excludes Germany.

        The above selected historic financial data of UPCD (the "Unaudited Data") contained herein are unaudited, were not reviewed by the Company's certified public accountants and are subject to possible adjustments. The Unaudited Data represent management accounts prepared by the management of the Company. While presented with numerical specificity, the Unaudited Data were not prepared with a view to public disclosure. As such, the Unaudited Data should not be relied on, although management believes that the Unaudited Data is accurate.

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  Exhibit 99.2
Selected Unaudited Financial Data of UPCD for the years ended December 31, 2003 and 2002 and the six months ended June 30, 2004